LEGAL PROCEEDINGS	9 Months Ended
Sep. 30, 2015
Notes to Financial Statements
LEGAL PROCEEDINGS

A claim against the Company was served on January 17, 2014 by Vintage Filings PR Newswire in the Superior Court of New Jersey for approximately $5,900 related to services rendered in 2012. The claim was settled in April 2014 for $6,084, including fees, which is included in accounts payable and accrued expenses in the accompanying balance sheets. Subsequently, a judgment was entered into against the Company on September 9, 2014 for the amount of $6,084 plus costs and interest from August 28, 2014. As of September 30, 2015, $500.00 was paid by CUBBO, Inc. with respect to the judgment. The plaintiff initially agreed to defer taking action to enforce the judgment; however, the time frame which the plaintiff initially agreed upon has expired. The Company is in the process of negotiatingan extension which the Company hopes will get it sufficient time to complete a registration statement on Form S-1 to raise $350,000.